Coastal Virginia Offshore Wind Project Update February 3, 2025

Important note for investors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Dominion Energy. The statements relate to, among other things, expectations, estimates and projections concerning the business and operations of Dominion Energy. We have used the words “path”, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", “outlook”, "predict", "project", “should”, “strategy”, “target”, "will“, “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Such forward-looking statements, including operating earnings per share information and guidance, projected dividends, projected debt and equity issuances, projected cash flow, capital expenditures, operating expenses and debt information, shareholder return, and long-term growth or value, are subject to various risks and uncertainties. As outlined in our SEC filings, factors that could cause actual results to differ include, but are not limited to: the direct and indirect impacts of implementing recommendations from the business review concluded in March 2024; unusual weather conditions and their effect on energy sales to customers and energy commodity prices; extreme weather events and other natural disasters; extraordinary external events, such as the pandemic health event resulting from COVID-19; federal, state and local legislative and regulatory developments; changes to regulated rates collected by Dominion Energy; risks associated with entities in which Dominion Energy shares ownership with third parties, such as a 50% noncontrolling interest in the Coastal Virginia Offshore Wind (CVOW) Commercial Project, including risks that result from lack of sole decision making authority, disputes that may arise between Dominion Energy and third party participants and difficulties in exiting these arrangements; timing and receipt of regulatory approvals necessary for planned construction or expansion projects and compliance with conditions associated with such regulatory approvals; the inability to complete planned construction projects within time frames initially anticipated; risks and uncertainties that may impact the ability to construct the CVOW Commercial Project within the currently proposed timeline, or at all, and consistent with current cost estimates along with the ability to recover such costs from customers; risks and uncertainties associated with the timely receipt of future capital contributions, including optional capital contributions, if any, from the noncontrolling financing partner associated with the construction of the CVOW Commercial Project; changes to federal, state and local environmental laws and regulations, including those related to climate change; cost of environmental strategy and compliance, including cost related to climate change; changes in implementation and enforcement practices of regulators relating to environmental standards and litigation exposure for remedial activities; changes in operating, maintenance and construction costs; the availability of nuclear fuel, natural gas, purchased power or other materials utilized by Dominion Energy to provide electric generation, transmission and distribution and/or gas distribution services; additional competition in Dominion Energy’s industries; changes in demand for Dominion Energy’s services; risks and uncertainties associated with increased energy demand or significant accelerated growth in demand due to new data centers, including the concentration of data centers primarily in Loudoun County, Virginia and the ability to obtain regulatory approvals, environmental and other permits to construct new facilities in a timely manner; the technological and economic feasibility of large-scale battery storage, carbon capture and storage, small modular reactors, hydrogen and/or other clean energy technologies; receipt of approvals for, and timing of, closing dates for acquisitions and divestitures; impacts of acquisitions, divestitures, transfers of assets by Dominion Energy to joint ventures, and retirements of assets based on asset portfolio reviews; adverse outcomes in litigation matters or regulatory proceedings; fluctuations in interest rates; the effectiveness to which existing economic hedging instruments mitigate fluctuations in currency exchange rates of the Euro and Danish Krone associated with certain fixed price contracts for the major offshore construction and equipment components of the CVOW Commercial Project; changes in rating agency requirements or credit ratings and their effect on availability and cost of capital; and capital market conditions, including the availability of credit and the ability to obtain financing on reasonable terms. Other risk factors are detailed from time to time in Dominion Energy’s quarterly reports on Form 10-Q and most recent annual report on Form 10-K filed with the U.S. Securities and Exchange Commission. The information in this presentation was prepared as of February 3, 2025. Dominion Energy undertakes no obligation to update any forward-looking information statement to reflect developments after the statement is made. Projections or forecasts shown in this document are based on the assumptions listed in this document and are subject to change at any time. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities. Any offers to sell or solicitations of offers to buy securities will be made in accordance with the requirements of the Securities Act of 1933, as amended. This presentation has been prepared primarily for security analysts and investors in the hope that it will serve as a convenient and useful reference document. The format of this document may change in the future as we continue to try to meet the needs of security analysts and investors. This document is not intended for use in connection with any sale, offer to sell or solicitation of any offer to buy securities. This presentation references the following financial measure that is not prepared in accordance with U.S. generally accepted accounting principles (GAAP); operating earnings (non-GAAP) which has a GAAP equivalent of reported net income and is defined as reported net income adjusted for certain items. Please continue to regularly check Dominion Energy’s website at http://investors.dominionenergy.com/

Coastal Virginia Offshore Wind (CVOW) Table of contents CVOW well-aligned with focus on American energy dominance Significant construction progress supports on-time completion at end of 2026 (no change) Project cost update Robust cost sharing mechanisms protect customers, preserve affordability Business review significantly reduced project risk for shareholders 1 2 3 4 5

Coastal Virginia Offshore Wind (CVOW) CVOW well-aligned with focus on American energy dominance The Coastal Virginia Offshore Wind project: Remains on-track for an on-time completion at the end of 2026 (no change) Continues to achieve major project milestones and is fully state and federally permitted (no change) Plays a critical part of a comprehensive “all-of-the-above” energy supply strategy Supports America’s AI preeminence serving the world’s largest concentration of data centers Is necessary to ensure grid reliability, economic growth and growing energy demand across VA/NC Provides affordable electricity for customers Has the robust bipartisan support of Virginia’s state and federal elected leaders Has strong support from local communities, defense interests, commercial marine industry, civic, educational, environmental, labor and community partners Has created ~2,000 direct and indirect American jobs and generated ~$2B in American economic activity 1

Coastal Virginia Offshore Wind (CVOW)

2 Project remains on schedule, end of 2026 completion



~50% complete
(previously 43%)
100%
75%
50%
25%
0%
Dec-22
Dec-23
Dec-24
Dec-25
Dec-26
First 8 monopiles completed and shipped
Final EIS issued by BOEM
ROD published
COP approved
First monopile installed[1]
First transition piece installed
First cable laid
First OSS installed
First turbine installed
Last monopile installed[1]
Last transition piece installed
Last turbine installed / project COD

[1] Second piling season: May 1 to October 31, 2025 (no change)

Dominion Energy®

5

Coastal Virginia Offshore Wind (CVOW)

2 Project remains on schedule, end of 2026 completion

Significant progress reduces project risk: ~50% complete and on schedule, end of 2026 completion



% complete
~96%
Charybdis contracted to CVOW
Initial sea trials underway
Sea fastener installation pending sea trials
% installed or awaiting installation
~75%
Project scope: 176 monopiles
Installed: 78
Awaiting installation: +52
In fabrication: +46
% installed
~60%
All activities remain on track
% installed or being installed
~56%
Project scope: 9 deepwater cables
Installed: 4
Being installed: +1
% fabricated
~53%
Project scope: 3 OSS
OSS #1: Arrived at PMT January 2025
OSS #2/#3: Expected to arrive by YE2025
% fabricated
~49%
Project scope: 260 miles
Fabricated, awaiting installation: ~50%
% installed or awaiting installation
~40%
Project scope: 176 TPs
Installed: 16
Awaiting install: +53
Completed final assembly: +83
Project scope: 176 WTG
Towers: 2 fabricated, 37 in fabrication
Blades: Fabrication **commenced Feb 2025**
Nacelles: Fabrication commencing Q1 2025
% towers fabricated or in fabrication
~22%
Charybdis
Monopiles
Onshore
DW export cable
Offshore substations
Interarray cable
Transition pieces
Turbine towers

Charybdis	Monopiles	Onshore	DW export cable	Offshore substations	Interarray cable	Transition pieces	Turbine towers
Expected completion: Early 2025 (***no change***)	*Expected final delivery:* Q3 2025	*Expected completion:* Early 2026	*Expected final delivery:* Q2 2025	*Expected completion:* YE 2025		*Expected final delivery:* Q4 2025	

Note: Awaiting installation includes components that are completely fabricated and awaiting transport or en route presently to Virginia

Dominion Energy®
6

Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones Portsmouth Marine Terminal (January 2025) 2

Offshore Substation #1 arriving in Virginia (January 2025) Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2

Transition piece installation (January 2025) Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2

Charybdis (January 2025) Coastal Virginia Offshore Wind (CVOW) Achieving major construction milestones 2

Coastal Virginia Offshore Wind (CVOW)

3 Project cost update

Commentary	Starting point: Original budget (Nov 2021)		Starting point: Latest budget (Nov 2024)
	$9.8B	Prior total project costs	$9.8B
	+$0.9B	(+) PJM network upgrade + electrical interconnect costs	+$0.6B[1]
	+$0.0B	(+) Offshore adjustments	+$0.3B[2]

- Total project costs increased to **$10.7B** from $9.8B, representing a $0.9B or **9%** increase
  - This is the **first and only increase** since the original project budget was submitted to the Virginia State Corporation Commission **39 months ago**
- Increased **network upgrade costs** are the major driver. These costs:
  - Represented the largest unfixed cost input for the project
  - Are assigned by PJM
  - Do not impact project construction or schedule
  - Were updated based on revised PJM estimate
- All other costs in aggregate **have remained in-line** with the original budget
- Contingency: **Increased by $101M** since last quarter, now equal to **~5%** of remaining project costs
- Current unfixed costs include finalization of network upgrades by PJM (**updated**), fuel for transport/installation (**no change**) and certain project oversight costs (**no change**)

(=) Updated total project costs: $10.7B

(includes $222M contingency)

[1] Nov. 2024 budget already included $0.3B of PJM and other electrical interconnect costs that were higher than the original budget. This increase was offset (in the November 2024 budget) by downward cost variances relative to the original budget including offshore construction and equipment costs that were forecasted to be under budget due to cost help associated with contract currency hedging. [2] Includes higher costs related to UXO removal, undersea cable protection system enhancements, transportation fuel, sea fastener fabrication/installation and other construction and equipment supplier costs

Dominion Energy

11

Coastal Virginia Offshore Wind (CVOW)

4 Robust cost sharing mechanisms protect customers, preserve affordability

- December 2022 comprehensive settlement, approved by State Corporation Commission, provides **significant customer protections**
  - ✓ **50%** of project costs between $10.3B and $11.3B are **unrecoverable from customers** and borne by project owners

Levelized cost of electricity (LCOE)

- LCOE (**updated**): **$62/MWh**[1] compared to initial filing submission of $80 to $90/MWh[1]
  - Legislative prudency cap (**no change**): $125/MWh (in 2018 dollars); $149/MWh (in 2027 dollars)

	Original filing (Nov 2021)	Prior update (Nov 2024)	Current (Feb 2025)
LCOE excluding REC ($/MWh)[1]	$97	$85	$91
REC ($/MWh)	$10	$29	$29
LCOE including REC ($/MWh)[1]	**$80—$90**	**$56** →	**$62**

Estimated project lifetime average monthly bill for typical residential customer bill attributable to CVOW[2]

Monthly	Description	Original filing (Nov 2021)	Prior update (Nov 2024)	Current (Feb 2025)
Costs to customers	Revenue requirement (net of tax credits)	$9.19	$7.92	$8.35
(-) benefits/credits to customers	Includes project energy, capacity, and REC value	($4.47)	($9.36)	($9.36)
Residential customer bill	**Net bill impact**	**$4.72**	**($1.44)** →	**($1.01)**

[1] In 2027 dollars

[2] Over project estimated lifetime for a typical residential customer bill using 1,000 kWh per month

Dominion Energy®
12

Coastal Virginia Offshore Wind (CVOW)

5 Business review significantly reduced project risk for shareholders

Robust cost sharing mechanisms protect shareholders

- Dominion Energy's successful non-controlling equity financing **protects** Dominion Energy shareholders
  - ✓ Stonepeak will fund half, or ~$450 million, of the ~$900 million increase in total project costs
  - ✓ 50% of unrecoverable costs between $10.3B and $11.3B are borne by Stonepeak[1]

Updated project cost	**$10.7B**
Updated project cost above $10.3B[2]	$0.4B
(x) % of prudently incurred project cost between $10.3B and $11.3B **borne by project owners**	50%
(=) Cost shared by project owners (Dominion Energy and Stonepeak)	$0.2B
(x) % shared by Stonepeak via non-controlling equity financing	50%
(=) Amount borne by Dominion Energy[3]	**$0.1B**

Dominion Energy®

[1] See appendix for additional cost sharing detail including sharing for project costs in excess of $11.3B [2] Prudently incurred costs up to $10.3B are 100% recoverable from customers per settlement agreement. See appendix for additional detail [3] Dominion Energy expects its Q4 2024 results will include a charge, which will be excluded from operating earnings (non-GAAP), for its portion of updated project costs not expected to be recovered from customers under the December 2022 settlement order

13

Appendix

Coastal Virginia Offshore Wind (CVOW)

3 Cost update

Current capital budget

Updated total project cost	$10.7B
Project-to-date investment as of 12/31/2024	~$6.0B
Remaining project costs[1]	~$4.7B
% to be funded by Stonepeak via non-controlling equity financing	50%
Remaining amount to be funded by Dominion Energy	**~$2.4B**

[1] Remaining project costs (100%) expected to be ~$3.1B investment in 2025, ~$1.1B in 2026 and ~$0.5B in 2027+

Dominion Energy

15

Coastal Virginia Offshore Wind (CVOW)

4 Customer cost sharing overview

Approved settlement in Virginia for balanced and reasonable cost-sharing

Cost-sharing thresholds	Customers	Shareholders
Capital budget of ~$9.8B	100%	0%
Costs between $9.8B – $10.3B	100%	0%
Costs between $10.3B – $11.3B	**50%**	**50%**
Costs between $11.3B – $13.7B	0%	100%
There is no cost-sharing agreement for any costs that exceed $13.7B		

- Significant customer benefits
  - ✓ Protection from unforeseen increases in construction costs (including explicit mention of PJM network upgrade costs) above the project's budget
  - ✓ Enhanced SCC review of operating performance
- Balances customer and shareholder concerns regarding affordability and financial viability

DEV, OAG, Walmart, Sierra Club, and Appalachian Voices filed a settlement agreement in the company's 2022 petition to the SCC to reconsider the performance guarantee; approved by the SCC in December 2022, providing significant customer benefits.

The approved settlement agreement provides a balanced and reasonable approach that supports continued investment in CVOW to meet the Commonwealth's public policy and economic development priorities and the needs of our customers.

Dominion Energy®

16

Note: The ownership percentages within the ownership columns exclude the net initial withholding ¹ Existing cost-sharing thresholds per the settlement agreement in DEV’s 2022 petition to the SCC to reconsider the performance guarantee; approved by the SCC in December 2022 Construction budget Regulatory recovery¹ CVOW partnership capital calls DEV funding of capital calls DEV ownership of CVOW partnership Stonepeak funding of capital calls Stonepeak ownership of CVOW partnership Up to ~$9.8B 100% Mandatory 50% 50% 50% 50% $9.8B – $10.3B 100% Mandatory 50% 50% 50% 50% $10.3B – $11.3B 50% Mandatory 50% 50% 50% 50% $11.3B – $11.8B 0% Non-mandatory 67% 50% 33% 50% $11.8B – $12.7B 0% Non-mandatory 75% 50% 25% 50% $12.7B – $13.7B 0% Non-mandatory 83% 50% 17% 50% Equity partnership pro rata cost and risk sharing at illustrative project cost levels Represents percentage of capital funding applicable to the capital solely within that tier; does not represent cumulative funding levels Coastal Virginia Offshore Wind (CVOW) Stonepeak partnership cost sharing overview 5